Acquisitions	9 Months Ended
Sep. 30, 2016
Business Combinations [Abstract]
Acquisitions
(3)	Acquisitions

On December 17, 2015, the Company executed and entered into an asset purchase agreement for certain North American assets of Skycross, Inc., a manufacturer of advanced antenna and radio-frequency solutions. As a result of the acquisition, the Company expects to benefit from the acquisition primarily through the addition of new customers. The goodwill of $1,249,956 arising from the acquisition relates to expected synergies and cost reductions through economies of scale. The amount of goodwill expected to be deductible for tax purposes is $1,249,956.

In addition to the $4.0 million paid up front, the purchase price also includes a contingent consideration arrangement. The $1.0 million of deferred consideration is payable upon the later of (i) the expiration of the Transition Services Agreement between the Company and Skycross, Inc. which defines transition services to be provided by Skycross to the Company, and (ii) the date on which the Company has received copies of third party approvals with respect to each customer and program that was purchased. The potential undiscounted amount of all future payments that could be required to be paid under the contingent consideration arrangement is between $0 and $1.0 million. The fair value of the contingent consideration was estimated by applying the income approach. The income approach is based on estimating the value of the present worth of future net cash flow.

The following table summarizes the consideration paid and the estimated fair value of the assets acquired and liabilities assumed at the acquisition date.

Consideration:
Cash	$4,000,000
Contingent consideration arrangement	1,000,000

Fair value of total consideration transferred	$5,000,000

Recognized amounts of identifiable assets acquired and liabilities assumed:
Accounts receivable	$429,267
Intangible assets	3,497,000
Current liabilities	(176,223)

Total identifiable net assets acquired	3,750,044
Goodwill	1,249,956

Total	$5,000,000

The fair value of accounts receivable is $429,267. The contingent consideration of $1.0 million is included in the deferred purchase price balance on the accompanying balance sheets as of December 31, 2015 and September 30, 2016 (unaudited), respectively.

Revenue associated with the acquired Skycross assets since the date of acquisition was $0.2 million, $1.4 million and $3.7 million for the year ended December 31, 2015 and for the three and nine months ended September 30, 2016 (unaudited), respectively. Cost of goods sold associated with the acquired Skycross assets since the date of acquisition was $0.1 million, $0.5 million and $1.3 million for the year ended December 31, 2015 and for the three and nine months ended September 30, 2016 (unaudited), respectively. The acquired assets were not managed as a discrete business by the previous owner. Accordingly, the historical financial information for the assets acquired was impracticable to obtain, and inclusion of pro forma information would require the Company to make estimates and assumptions regarding these assets’ historical financial results that may not be reasonable or accurate. As a result, pro forma results are not presented. It is not practicable to determine net income included in the Company’s operating results relating to Skycross assets since the date of acquisition because the assets have been fully integrated into the Company’s operations, and the operating results of the Skycross assets can therefore not be separately identified.